UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

Wizard Entertainment, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(Address of Principal Executive Offices) (Zip Code)

(310) 648-8410

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

[ ]	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On April 28, 2020, the Company, through its subsidiary Wizard Immersive, LLC, acquired the assets (“Assets”) of a limited liability company; which was best known for its JEVO product offering.

This acquisition of the Assets is unique and transformative in that it allows the Company to extend its exhibition footprint (both at live events and in the virtual space) into the space of consumer products.

The JEVO machine generates a valued incremental revenue stream for its customers in the Food and Beverage industry with a patented high-output gelatin shot maker that transforms the manual process of making innovative gelatin products. JEVO offers its customers improved quality, consistency, and cost control opposed to the slow and labor-intensive process involved in the manual creation of such products.

The Company will likely enter new markets including hospitals, skilled nursing, pharma, as well as international expansion.

JEVO is a patented ‘B to B’ industrial grade high throughput gelatin shot - maker tied to robust suite of patents as well as a selection of POD products not dissimilar to Nespresso or Keurig business model for coffee. The company’s product offerings are patented, first mover, with an ‘A’ list customer user base comprised of casino’s, amphitheaters, hotels, and restaurants. The company going forward will be focused on skilled nursing, hospitals, pharma, consumer, and international expansion.

Development of the Jevo System began in 2012 and resulted in four US patents, two US patents pending, 14 patents outside the US including patents in Australia, Canada, China, Europe and Korea and one patent pending outside the US. four US registered trademarks, one US trademark pending and four international trademarks.

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SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wizard Entertainment, Inc. a Delaware corporation

Dated: May 5, 2020	By:	/s/ John D. Maatta
John D. Maatta
Chief Executive Officer and President

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